Exhibit 107

Calculation of Filing Fee Tables
S-3
EDAP TMS SA
Table 1: Newly Registered and Carry Forward Securities	☐Not Applicable
		Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward
Newly Registered Securities
		Equity	Ordinary Shares, EUR 0.13 nominal value per share	457(o)
		Equity	Preferred shares	457(o)
		Other	Warrants	457(o)
Fees to be Paid	1	Unallocated (Universal) Shelf		457(o)			$ 0.00	0.0001381	$ 0.00
Fees to be Paid	2	Equity	Ordinary Shares, EUR 0.13 nominal value per share	Other	4,574,421	$ 3.55	$ 16,239,194.55	0.0001381	$ 2,242.63
Fees to be Paid	3	Equity	Warrants to purchase Ordinary Shares	Other	457,442		$ 0.00	0.0001381	$ 0.00
Fees Previously Paid
Carry Forward Securities
Carry Forward Securities		Equity	Ordinary Shares, EUR 0.13 nominal value per share	415(a)(6)						F-3	333-278526	04/16/2024
Carry Forward Securities		Equity	Preferred shares	415(a)(6)						F-3	333-278526	04/16/2024
Carry Forward Securities		Other	Warrants	415(a)(6)						F-3	333-278526	04/16/2024
Carry Forward Securities	4	Unallocated (Universal) Shelf		415(a)(6)			$ 125,000,000.00			F-3	333-278526	04/16/2024	$ 7,529.45
			Total Offering Amounts:				$ 141,239,194.55		$ 2,242.63
			Total Fees Previously Paid:						$ 0.00
			Total Fee Offsets:						$ 0.00
			Net Fee Due:						$ 2,242.63
Offering Note
[1]	(1) (a) There is being registered hereunder such indeterminate number of ordinary shares and preferred shares and such indeterminate number of warrants to purchase ordinary shares or preferred shares of one or more series, in any combination as shall have an aggregate initial offering price not to exceed US$125,000,000. Any securities registered by this Registration Statement may be sold separately or in combination with other securities registered hereunder. The proposed maximum initial offering price per security will be determined, from time to time, by the registrant in connection with the sale of the securities registered hereunder. The securities registered also include such indeterminate amounts and numbers of ordinary shares as may be issued upon conversion of, or exchange for, preferred shares that provide for conversion or exchange, upon exercise of warrants or pursuant to the anti-dilution provisions of such securities. In addition, pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), the shares being registered hereunder include such indeterminate number of ordinary shares and preferred shares as may be issuable with respect to the shares being registered hereunder as a result of stock splits, stock dividends or similar transactions. (b) Pursuant to Instructions to the Calculation of Filing Fee Tables and Related Disclosure of Form S-3, the table does not specify by each class information as to the proposed maximum aggregate offering price. Any securities registered hereunder may be sold separately or as units with other securities registered hereunder. (2) (a) Represents the ordinary shares issuable upon the exercise of warrants issued and the estimated warrants to be issued to the selling shareholder that will be offered for resale pursuant to the Registration Statement to which this exhibit is attached. Pursuant to Rule 416 under the Securities Act, shares being registered hereunder include such indeterminate number of ordinary shares as may be issuable with respect to the shares being registered hereunder as a result of stock splits, stock dividends or similar transactions. (b) The registration fee is calculated pursuant to Rule 457(c) of the Securities Act. The estimated proposed maximum offering price per share and maximum aggregate offering price are based upon the average of the high and low prices of EDAP TMS S.A.'s ordinary shares on March 23, 2026, as reported on the Nasdaq Global Market. (3) Pursuant to Rule 457(g) of the Securities Act, no separate fee is recorded for the warrants and the entire fee is allocated to the underlying ordinary shares. (4) Ordinary shares may be represented by American Depositary Shares. Such American Depositary Shares issuable on deposit of the ordinary shares registered hereby have been registered under separate registration statements on Form F-6POS (File No. 333-7314) and Form F-6EF (File No. 333-176843). Each American Depositary Share represents the right to receive one ordinary share. (5) In United States dollars or the equivalent thereof as converted from euros. (6) On April 5, 2024, we filed with the SEC a registration statement on Form F-3 (File No. 333-278526) utilizing a shelf registration process, which was declared effective on April 16, 2024 (the "2024 F-3"). Under this shelf registration process, we were initially entitled to, from time to time, sell up to $125,000,000 in the aggregate of ordinary shares, preferred shares, and warrants. No sales have been made pursuant to prospectus supplements to the 2024 F-3 and we have $125,000,000.00 worth of unsold securities left under the 2024 F-3.

[2]	(1) (a) There is being registered hereunder such indeterminate number of ordinary shares and preferred shares and such indeterminate number of warrants to purchase ordinary shares or preferred shares of one or more series, in any combination as shall have an aggregate initial offering price not to exceed US$125,000,000. Any securities registered by this Registration Statement may be sold separately or in combination with other securities registered hereunder. The proposed maximum initial offering price per security will be determined, from time to time, by the registrant in connection with the sale of the securities registered hereunder. The securities registered also include such indeterminate amounts and numbers of ordinary shares as may be issued upon conversion of, or exchange for, preferred shares that provide for conversion or exchange, upon exercise of warrants or pursuant to the anti-dilution provisions of such securities. In addition, pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), the shares being registered hereunder include such indeterminate number of ordinary shares and preferred shares as may be issuable with respect to the shares being registered hereunder as a result of stock splits, stock dividends or similar transactions. (b) Pursuant to Instructions to the Calculation of Filing Fee Tables and Related Disclosure of Form S-3, the table does not specify by each class information as to the proposed maximum aggregate offering price. Any securities registered hereunder may be sold separately or as units with other securities registered hereunder. (2) (a) Represents the ordinary shares issuable upon the exercise of warrants issued and the estimated warrants to be issued to the selling shareholder that will be offered for resale pursuant to the Registration Statement to which this exhibit is attached. Pursuant to Rule 416 under the Securities Act, shares being registered hereunder include such indeterminate number of ordinary shares as may be issuable with respect to the shares being registered hereunder as a result of stock splits, stock dividends or similar transactions. (b) The registration fee is calculated pursuant to Rule 457(c) of the Securities Act. The estimated proposed maximum offering price per share and maximum aggregate offering price are based upon the average of the high and low prices of EDAP TMS S.A.'s ordinary shares on March 23, 2026, as reported on the Nasdaq Global Market. (3) Pursuant to Rule 457(g) of the Securities Act, no separate fee is recorded for the warrants and the entire fee is allocated to the underlying ordinary shares. (4) Ordinary shares may be represented by American Depositary Shares. Such American Depositary Shares issuable on deposit of the ordinary shares registered hereby have been registered under separate registration statements on Form F-6POS (File No. 333-7314) and Form F-6EF (File No. 333-176843). Each American Depositary Share represents the right to receive one ordinary share. (5) In United States dollars or the equivalent thereof as converted from euros. (6) On April 5, 2024, we filed with the SEC a registration statement on Form F-3 (File No. 333-278526) utilizing a shelf registration process, which was declared effective on April 16, 2024 (the "2024 F-3"). Under this shelf registration process, we were initially entitled to, from time to time, sell up to $125,000,000 in the aggregate of ordinary shares, preferred shares, and warrants. No sales have been made pursuant to prospectus supplements to the 2024 F-3 and we have $125,000,000.00 worth of unsold securities left under the 2024 F-3.

[3]	(1) (a) There is being registered hereunder such indeterminate number of ordinary shares and preferred shares and such indeterminate number of warrants to purchase ordinary shares or preferred shares of one or more series, in any combination as shall have an aggregate initial offering price not to exceed US$125,000,000. Any securities registered by this Registration Statement may be sold separately or in combination with other securities registered hereunder. The proposed maximum initial offering price per security will be determined, from time to time, by the registrant in connection with the sale of the securities registered hereunder. The securities registered also include such indeterminate amounts and numbers of ordinary shares as may be issued upon conversion of, or exchange for, preferred shares that provide for conversion or exchange, upon exercise of warrants or pursuant to the anti-dilution provisions of such securities. In addition, pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), the shares being registered hereunder include such indeterminate number of ordinary shares and preferred shares as may be issuable with respect to the shares being registered hereunder as a result of stock splits, stock dividends or similar transactions. (b) Pursuant to Instructions to the Calculation of Filing Fee Tables and Related Disclosure of Form S-3, the table does not specify by each class information as to the proposed maximum aggregate offering price. Any securities registered hereunder may be sold separately or as units with other securities registered hereunder. (2) (a) Represents the ordinary shares issuable upon the exercise of warrants issued and the estimated warrants to be issued to the selling shareholder that will be offered for resale pursuant to the Registration Statement to which this exhibit is attached. Pursuant to Rule 416 under the Securities Act, shares being registered hereunder include such indeterminate number of ordinary shares as may be issuable with respect to the shares being registered hereunder as a result of stock splits, stock dividends or similar transactions. (b) The registration fee is calculated pursuant to Rule 457(c) of the Securities Act. The estimated proposed maximum offering price per share and maximum aggregate offering price are based upon the average of the high and low prices of EDAP TMS S.A.'s ordinary shares on March 23, 2026, as reported on the Nasdaq Global Market. (3) Pursuant to Rule 457(g) of the Securities Act, no separate fee is recorded for the warrants and the entire fee is allocated to the underlying ordinary shares. (4) Ordinary shares may be represented by American Depositary Shares. Such American Depositary Shares issuable on deposit of the ordinary shares registered hereby have been registered under separate registration statements on Form F-6POS (File No. 333-7314) and Form F-6EF (File No. 333-176843). Each American Depositary Share represents the right to receive one ordinary share. (5) In United States dollars or the equivalent thereof as converted from euros. (6) On April 5, 2024, we filed with the SEC a registration statement on Form F-3 (File No. 333-278526) utilizing a shelf registration process, which was declared effective on April 16, 2024 (the "2024 F-3"). Under this shelf registration process, we were initially entitled to, from time to time, sell up to $125,000,000 in the aggregate of ordinary shares, preferred shares, and warrants. No sales have been made pursuant to prospectus supplements to the 2024 F-3 and we have $125,000,000.00 worth of unsold securities left under the 2024 F-3.

[4]	(1) (a) There is being registered hereunder such indeterminate number of ordinary shares and preferred shares and such indeterminate number of warrants to purchase ordinary shares or preferred shares of one or more series, in any combination as shall have an aggregate initial offering price not to exceed US$125,000,000. Any securities registered by this Registration Statement may be sold separately or in combination with other securities registered hereunder. The proposed maximum initial offering price per security will be determined, from time to time, by the registrant in connection with the sale of the securities registered hereunder. The securities registered also include such indeterminate amounts and numbers of ordinary shares as may be issued upon conversion of, or exchange for, preferred shares that provide for conversion or exchange, upon exercise of warrants or pursuant to the anti-dilution provisions of such securities. In addition, pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), the shares being registered hereunder include such indeterminate number of ordinary shares and preferred shares as may be issuable with respect to the shares being registered hereunder as a result of stock splits, stock dividends or similar transactions. (b) Pursuant to Instructions to the Calculation of Filing Fee Tables and Related Disclosure of Form S-3, the table does not specify by each class information as to the proposed maximum aggregate offering price. Any securities registered hereunder may be sold separately or as units with other securities registered hereunder. (2) (a) Represents the ordinary shares issuable upon the exercise of warrants issued and the estimated warrants to be issued to the selling shareholder that will be offered for resale pursuant to the Registration Statement to which this exhibit is attached. Pursuant to Rule 416 under the Securities Act, shares being registered hereunder include such indeterminate number of ordinary shares as may be issuable with respect to the shares being registered hereunder as a result of stock splits, stock dividends or similar transactions. (b) The registration fee is calculated pursuant to Rule 457(c) of the Securities Act. The estimated proposed maximum offering price per share and maximum aggregate offering price are based upon the average of the high and low prices of EDAP TMS S.A.'s ordinary shares on March 23, 2026, as reported on the Nasdaq Global Market. (3) Pursuant to Rule 457(g) of the Securities Act, no separate fee is recorded for the warrants and the entire fee is allocated to the underlying ordinary shares. (4) Ordinary shares may be represented by American Depositary Shares. Such American Depositary Shares issuable on deposit of the ordinary shares registered hereby have been registered under separate registration statements on Form F-6POS (File No. 333-7314) and Form F-6EF (File No. 333-176843). Each American Depositary Share represents the right to receive one ordinary share. (5) In United States dollars or the equivalent thereof as converted from euros. (6) On April 5, 2024, we filed with the SEC a registration statement on Form F-3 (File No. 333-278526) utilizing a shelf registration process, which was declared effective on April 16, 2024 (the "2024 F-3"). Under this shelf registration process, we were initially entitled to, from time to time, sell up to $125,000,000 in the aggregate of ordinary shares, preferred shares, and warrants. No sales have been made pursuant to prospectus supplements to the 2024 F-3 and we have $125,000,000.00 worth of unsold securities left under the 2024 F-3.

Table 2: Fee Offset Claims and Sources	☑Not Applicable
	Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source
Rules 457(b) and 0-11(a)(2)
Fee Offset Claims
Fee Offset Sources
Rule 457(p)
Fee Offset Claims
Fee Offset Sources
Table 3: Combined Prospectuses	☑Not Applicable
Security Type	Security Class Title	Amount of Securities Previously Registered	Maximum Aggregate Offering Price of Securities Previously Registered	Form Type	File Number	Initial Effective Date